Cincinnati Financial Corporation May 2013

Nasdaq : CINF • This presentation contains forward - looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. • The forward - looking information in this presentation has been publicly disclosed, most recently on April 25, 2013, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward - looking information as of any later date. • Reconciliations of non - GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website cinfin.com .

Cincinnati Financial at a Glance • Top 25 U.S. P/C insurer • A.M. Best Rating: A+ Superior • $3.5 billion 2012 premiums: – 67% commercial – 25% personal – 5% life – 3% excess & surplus • Competitive advantages: – Relationships leading to agents’ best accounts – Financial strength for stability and confidence – Local decision making and claims excellence • Rank #1 or #2 in nearly 75% of agencies appointed more than five years Cincinnati Financial, operating through The Cincinnati Insurance Companies, is the top - performing large - cap insurance company on three consecutive Forbes' lists of America's Most Trustworthy Companies, based on openness and integrity in accounting, governance and management.

First - Quarter 2013 Highlights • EPS of 94 cents vs. 1Q12 of 53 cents per share – Operating earnings of 78 cents per share, up 63% from 48 cents • Property casualty net written premiums grew 15% – Higher average renewal pricing: commercial lines and personal lines rose mid - single - digits, excess and surplus lines rose low - double - digits • Combined ratio of 91.2%, 90.0% before catastrophes – 7.9 percentage - point combined ratio improvement from 1Q12 • Increased shareholder dividend for 52 nd consecutive year in August 2012 – Only nine U.S. public companies can match that record – Yield is attractive, 3.3% during early - May all - time - high stock price • Excellent financial flexibility – Over $1.3 billion cash and securities at parent company – Low debt leverage at 13.4%

Long - Term Value Creation • Targeting annual rate of growth in book value plus the rate of dividend contribution to average 10% to 13% from 2013 through 2017 – Value creation ratio (VCR) for 2009 through 2012 averaged 12.4% – 7.0% VCR for YTD 03 - 31 - 13 was up 2.8 points from YTD 03 - 31 - 12 • Realized plus unrealized capital gain component was 1.6 points higher • Operating earnings net of other components was 0.8 points higher • Three performance drivers: – Premium growth above industry average – Combined ratio consistently within the range of 95% to 100% – Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five - year period exceeding return for S&P 500 Index

Increase Value for Shareholders Measured by Value Creation Ratio (VCR) -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 2008 2009 2010 2011 2012 VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) (23.5)% 19.7% Target for the period 2013 - 2017: Annual VCR averaging 10% to 13% 11.1% 6.0% 12.6%

Combined Ratio Reflects Improving Underwriting Profitability Trends

- 2011 ratios exclude the effects of $42 million reinsurance reinstatement premium


105%
100%
95%
90%
85%
80%
75%
70%
94.7%
86.1%
90.0%
103.9%
96.8%
90.3%
Year 2011
Year 2012
YTD 3-13
AY 2011 at 12 mos
AY 2012 at 12 mos
AY 2013 at 3 mos
All combined ratios in the graph above exclude the effects of catastrophe losses
Calendar Year basis - excl. cat. losses
Accident Year basis - excl. cat. losses

Strategies for Long-Term Success

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.7% of total bond portfolio at 03-31-13, no municipal exposure exceeded 0.2%
  - 28.3% of investment portfolio in common stocks to grow book value
    - No single security exceeded 3.4% of publicly-traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt with debt-to-total-capital target < 20%
    - Non-convertible, non-callable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 0.9-to-1
- Operating structure reflects agency-centered model
  - Field focus – Staffed for local decision-making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

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4

Improve Profitability

- Enhancing underwriting expertise and knowledge
  - Property loss mitigation efforts supplement rate increases and gradual geographic diversification:
    - Increasing specialized expertise of our claims and loss control staff
    - Revising underwriting guidelines and increasing property inspections
    - Implementing higher wind and hail deductibles in selected areas
    - Covering older roofs at actual cash value instead of replacement cost
  - Ongoing enhancement initiatives for predictive modeling tools and analytics to improve pricing precision
  - Data management for better underwriting and pricing decisions; long-term warehouse project continues to be developed over time
- Technology is improving efficiencies, streamlining processing for agencies and the company
- Ongoing efforts for greater efficiency and effectiveness
  - Staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels
  - 3% decrease in total staff at year-end 2012 versus 2009
    - 6% increase in field staff and 6% decrease in headquarters staff

Drive Premium Growth

- New agency appointments bring potential for growth over time
  - Target for 2013: appoint approximately 65 agencies
    - 33 appointed YTD 03-31-13, $0.7B aggregate premiums from all carriers
    - 140 appointed in 2012, $2.7B aggregate premiums from all carriers
    - Lower 2013 target based on current agency market-reach assessment
- Expanding marketing and service capabilities
  - Ongoing development of target market programs and cross-selling
  - Developing customer care center for small commercial policies
  - Growth includes gradual geographic diversification
    - Personal lines 2012 earned premium growth rate in 25 smallest states more than doubled the rate for our six largest personal lines states of operation
- Double-digit growth in net written premiums during 1Q13
  - Commercial up 16%, Personal up 11%, E&S up 13%
  - Total P&C up 15%, Term life insurance earned premiums up 7%
  - Recent-year growth reflects strategic targeting; roughly half of the full-year 2012 growth was due to higher pricing

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5

Premium Growth Potential • Historically, we earn approximately 10% market share in new agencies within 10 years after appointment – demonstrated by: – 1% share earned in 2011 for all agencies appointed in 2010, 4% for appointments during 2007 - 10, 9% for appointments during 2002 - 06 – $50 million of $501 million total 2012 standard market new business written premiums produced by agencies appointed since early 2011 • Our agencies currently write significant amounts of business with other carriers, representing potential for us – Agencies appointed during 2008 - 12 place $10 billion in annual premiums for standard lines business with all carriers they represent – Excess & surplus lines for all of our agents – approximately $2 billion • We help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 39 States P&C Market Share: 1% and higher Less than 1% Inactive states Headquarters (no branches) 1,427 agency relationships with 1,779 locations Commercial Top Five = 42% Ohio, Illinois, Pennsylvania, Indiana, North Carolina Personal Top Five = 60% Ohio, Georgia, Indiana, Illinois, Alabama (as of March 31 , 2013) Market Share Top Three Ohio at 4.8% Indiana at 2.8% Illinois at 1.4% Based on 2012 data excluding A&H

Appendix Income, Dividend & Cash Flow Trends Underwriting & Premium Growth Trends Business Mix & Premium Growth Potential Reserve Adequacy & Development Trends Investment Portfolio Management & Performance Reinsurance, Ratings & Valuation Comparison to Peers

Income and Shareholder Dividends $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2009 2010 2011 2012 3 mos 12 3 mos 13 Operating Income Net Income Dividends Lower catastrophe losses drove only 16% of full - year 2012 improvement (operating basis) Per share basis

0% 20% 40% 60% 80% 100% 120% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011* 2012 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income 57% average for years 2003 through 2012 (net income basis) Cash Dividend Payout Ratio Strong Capital and Cash Flow Support Recent - Year Payout Level * 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record - high catastrop he losses

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Dividend as a Percentage of Net Cash Flow From Operations

Operating Cash Flow Record - High Catastrophe Losses Lowered 2011 Cash Flow $0 $100 $200 $300 $400 $500 $600 2008 2009 2010 2011 2012 (In millions)

Cincinnati Typically Outperforms the Industry 65% 70% 75% 80% 85% 90% 95% 100% 105% 2008 2009 2010 2011 2012 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Statutory combined ratio Industry data excludes mortgage and financial guaranty Cincinnati’s historical catastrophe loss annual averages as of 12 - 31 - 12: 5 - year = 8.2%, 10 - year = 6.1%

Workers’ compensation 2012 renewal price increase averages by modeled rating segments illustrates pricing precision effects Better = Rating segments considered higher quality Worse = Rating segments considered lower quality 6.2% 8.0% 10.4% -2% 0% 2% 4% 6% 8% 10% Better Middle Worse Greater Pricing Precision Is Improving Profit Margins

Premium Growth Versus Industry Our Growth Rate Outpaced the Industry as the Market Firmed -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2008 2009 2010 2011 2012 Cincinnati Estimated Industry excluding mortgage and financial guaranty (A.M. Best) Property casualty net written premium growth

Market for 75% of Agency’s Typical Risks 2012 Net Earned Premiums Commercial Property 16% Machinery and Equipment 1% Commercial Casualty 23% Specialty Packages 5% Commercial Auto 13% Workers' Compensation 10% Surety and Executive Risk 3% Excess & Surplus 3% Homeowner 11% Personal Auto 12% Other Personal 3% E&S Lines 3% Commercial Lines 67% Personal Lines 25% Life 5% Consolidated $ 3.522 Billion Property Casualty $3.344 Billion

Premium Growth Potential Steadily Increase Our Share Within Cincinnati - Appointed Agencies 1.2% 4.3% 8.5% 17.7% 1 year or less 2-5 years 6-10 years 10 years or more • Cincinnati share of estimated $30 billion total property casualty premiums produced by currently appointed agencies is approximately 11% Market share per agency reporting location by year appointed Based on 2011 standard market P&C agency written premiums (Excludes excess and surplus lines) New appointments also drive premium growth opportunity as the number of agency relationships has increased by 21% since the end of 2009.

Property Casualty Reserves Favorable Development for 24 Consecutive Years $3,498 $3,661 $3,811 $3,905 $3,813 2008 2009 2010 2011 2012 Reserve range at 12 - 31 - 12 Low end $ 3,598 High end $3,918 Carried at 67 th percentile Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Calendar year development (Favorable) ($323) ($188) ($304) ($285) ($396) In millions Ex - cat development: (ratio to earned premiums) 9.8% 9.3% 10.7%

Accident Year Combined Ratios Effect of Reserve Development From Re - estimation Is Significant 94.6% 95.4% 98.1% 102.1% 96.8% 10.2% 10.8% 8.4% 5.0% 0.0% 80% 85% 90% 95% 100% 105% 110% 115% 120% 125% AY 2008 AY 2009 AY 2010 AY 2011 AY 2012 Accident yr as of Dec. 31, 2012 Reserve development to date Catastrophe losses - current AY Reinstatement premium effect* Consolidated Property Casualty Reserve development ratio for accident years 2008 - 2010 averaged 9.8% * $42M 2011 Cat treaty reinstatement premium Duration of loss & loss expense reserves is approximately 4.3 years, reflecting timing for majority of development.

Investment Income 1 % Growth for 2012, 2% CAGR since 2009 (pre - tax) $0 $100 $200 $300 $400 $500 2008 2009 2010 2011 2012 After - tax yield: (Bonds at amortized cost, stocks at fair value) 3.52% 3.45% 3.39% Pre - tax yield to book as of 12 - 31 - 12 for bonds maturing in 2013=4.5%, 2014=4.9%, 2015=4.5% Portion of bond portfolio maturing: 6.6% in 2013, 7.4% in 2014, 8.8% in 2015, 18.4% in 2016 - 17

Investment Portfolio Invest for Income and Appreciation Taxable Fixed Maturities $6.267 Tax - Exempt Fixed Maturities $2.902 Common Equities $3.675 Preferred Equities $0.126 $ 13.0 billion fair value at March 31, 2013 Investment leverage: 225% at March 31, 2013 Bond portfolio fair value exceeds insurance reserves liability by 40%

Diversified Equity Portfolio*

Balances Income Stability & Capital Appreciation Potential

	March 31, 2013	
Sector	CFC	S&P 500 Weightings
Information technology	17.1%	18.1%
Industrials	13.1	10.1
Healthcare	12.0	12.5
Energy	11.6	10.9
Financial	11.3	15.9
Consumer staples	11.0	11.0
Consumer discretionary	10.2	11.6
Materials	5.3	3.4
Utilities	4.7	3.5
Telecom services	3.7	3.0

Portfolio Highlights at 03-31-13

- ExxonMobil was largest holding at 3.4% of publicly traded common stock portfolio, 1.0% of total investment portfolio
- 4% increase in 1Q13 dividend income
- 46 of 50 companies in core portfolio increased dividend rate during the past 12 months
- Unrealized gains totaled $1.4 billion (pretax); Exxon Mobil, Chevron and P&G combined represent 20%
- Annual portfolio returns in 2012 & 2011: 10.9% & 6.1% (S&P 500: 16.0% & 2.1%)

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

Bond Portfolio Risk Profile

$9.169 Billion at March 31, 2013

- Credit risk - A2/A average rating
  - 60% rated >=A, 36% rated BBB, 2% rated <=BB, 2% unrated
  - No European sovereign debt
  - Euro-based securities < 6% of bond portfolio (mostly corporate bonds)
- Interest rate risk
  - 4.2 years effective duration, 6.2 years weighted average maturity
  - Generally laddered maturity structure
    - 23% of year-end 2012 portfolio matures by the end of 2015, 41% by 2017, 85% by 2022
  - With 28.3% of the investment portfolio invested in common stocks at 03-31-13, we estimated shareholders' equity would decline 4.4% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio (approximately 1,000 issuers)
    - Almost 70% insured at 12-31-12, 96% with underlying rating >=A3/A-
    - Texas issuers = 16%, Indiana = 10%, 13 other states each 1% to 9%
    - 66% locally issued general obligations, 34% special revenue bonds

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14

Solid Reinsurance Program

Balances Costs with Shareholders' Equity Protection

Major Treaties
(Estimated 2013 ceded premiums)

Coverage and Retention Summary at 01-01-13

Property catastrophe ($60 million)
- Treaty has one reinstatement provision
- $100 million additional coverage, including $28 million share by Cincinnati, collateralized by catastrophe bond for severe convective storm or earthquake losses in certain geographic regions

For a single event:
- Retain 100% of first $75 million in losses
- Retain 61.3% for losses at $75-100 million
- Retain 5.0% to 6.8% at $100-600 million
- Max exposure for $700M event = $145 million

(Down from $219M in 2012, now more diversified credit risk)

Property per risk & $10 million property excess treaty
($42 million)

For a single loss:
- Retain 100% of first $7 million in losses
- Retain 0% of losses $7-35 million
- Facultative reinsurance for >$35 million

Casualty per occurrence
($29 million)

For a single loss:
- Retain 100% of first $7 million in losses
- Retain 0% of losses $7-25 million
- Facultative reinsurance for >$25 million

Casualty excess treaties
($3 million for two treaties combined)

Workers' comp, extra-contractual & clash coverage
- $25 million excess of $25 million (first excess treaty)
- $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A**
Auto Owners	A++	-	-	A
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Travelers	A+	AA	Aa2	AA
Central Mutual	A	-	-	-
CNA	A	A-	A3	A-
EMC	A	-	-	BBB
Fireman's Fund	A	-	A2	A
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Harleysville	A	-	A2	A+
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
Selective	A	A+	A2	A
State Auto	A	-	A3	BBB+
United Fire Group	A	-	-	-
West Bend	A	-	-	BBB
Westfield	A	-	-	A
Zurich	A	A+	A2	A+

Source: SNL Financial as of May 1, 2013. Ratings are under continuous review and subject to change and/or affirmation.

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15

Valuation Comparison to Peers 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 Ratio of closing price on 05 - 13 - 13 to latest reported tangible book value